                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

         Date of Report (Date of earliest event reported): June 16, 2004

                          WHITEWING ENVIRONMENTAL CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                             0-27420                     95-4437350
--------                             -------                -------------------
(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
Incorporation
or organization)

730 Grand Avenue, Ridgefield, New Jersey                           07657
-----------------------------------------------------              ------
(Address of principal executive office)                          (Zip Code)

       Registrant's telephone number, including area code: (201)943-0800


       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS
            ------------
On June 16, 2004, Whitewing Environmental Corp. (the "Company") filed its annual report on Form 10-KSB for the fiscal year ended December 31, 2003 without obtaining the consent of Goldstein & Ganz, CPA's, PC ("Goldstein & Ganz") and Weiser, LLP ("Weiser"), to reissue their auditor's report for the fiscal year ended December 31, 2002.

As was reported on Form 8K/A filed on May 7, 2004, Weiser declined to stand for re-election because of a fee dispute. Therefore, on March 24, 2004, the Board of Directors of the Company approved the engagement of Goldstein & Ganz as the Company's independent accountants to audit the Company's financial statements for the fiscal year ended December 31, 2003.

As a result of this error, Weiser may not give their consent to reissue their report for the fiscal year ended December 31, 2002. If Weiser so refuses, the Company will have to obtain a new audit for the fiscal year ended December 31, 2002 and amend their report on Form 10-KSB accordingly.

                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITEWING ENVIRONMENTAL CORP.

By: /s/ Norman Raben
   ----------------------------
   Norman Raben, Executive Vice President

Dated: June 18, 2004